Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Raymond S. Haverstock

U.S. Bank National Association

60 Livingston Avenue

St. Paul, MN 55107

(651) 495-3909

(Name, address and telephone number of agent for service)

WELLS OPERATING PARTNERSHIP II L.P.*

(Issuer with respect to the Securities)

Delaware	20-0068852
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6200 The Corners Parkway Norcross, GA	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

5.875% Senior Notes Due 2018

(Title of the Indenture Securities)

*see table of additional registrants

SCHEDULE A

Additional Registrants

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number	Address, including Zip Code and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices
Wells Real Estate Investment Trust II, Inc.	Maryland	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - 1200 Morris Business Trust	Pennsylvania	6798	26-0819044	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - KCP, LLC	Delaware	6798	20-0068552	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - Republic Drive, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - 9 Technology Drive, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells Governor’s Pointe 4241 Irwin Simpson, LLC	Delaware	6798	20-2476321	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells Governor’s Pointe 8990 Duke, LLC	Delaware	6798	20-2476264	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - LakePointe 5, LLC	Delaware	6798	20-3908566	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - LakePointe 3, LLC	Delaware	6798	20-3908293	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - 180 Park Avenue, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - Opus/Finley Portfolio, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - 8909 Purdue Road, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary

Wells REIT II - Corridors III, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - Edgewater Corporate Center One, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
2420 Lakemont Avenue MM, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
2420 Lakemont Avenue, LLC	Delaware	6798	20-3358723	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - University Circle, LLC	Delaware	6798	20-3295902	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - University Circle, L.P.	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - Key Center, LLC	Delaware	6798	20-3799075	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Key Center Properties LLC	Delaware	6798	20-3942248	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - MacArthur Ridge I, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - MacArthur Ridge I, L.P.	Delaware	6798	20-3767981	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - International Financial Tower, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - 7031 Columbia Gateway Drive, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - Sterling Commerce, LLC	Delaware	6798	20-8524606	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - Sterling Commerce, LP	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - South Jamaica Street, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary

Wells REIT II - 15815 25th Avenue, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - 13655 Riverport Drive, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - 11200 W. Parkland, LLC	Wisconsin	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - Parkside/Atlanta, LLC	Georgia	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - 1277 LPB Atlanta, LLC	Georgia	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - Lindbergh Center, LLC	Georgia	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary
Wells REIT II - Lakehurst Britton, LLC	Delaware	6798	20-0068907	6200 The Corners Parkway Norcross, Georgia 30092-3365 Phone: (770) 449-7800 Fax: (770) 243-8199 Attention: Corporate Secretary

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of March 31, 2011 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

** Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-166527 filed on May 5, 2010.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 13th of July, 2011.

By:
Raymond S. Haverstock
Vice President

Exhibit 2

  Comptroller of the Currency

  Administrator of National Banks

  Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, John Walsh, Acting Comptroller of the Currency, do hereby certify that:

1.  The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2.  “U.S. Bank National Association,” Cincinnati, Ohio, (Charter No. 24), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

    IN TESTIMONY WHERE OF, I have

    hereunto subscribed my name and caused

    my seal of office to be affixed to these

    presents at the Treasury Department, in the

    City of Washington and District of

    Columbia, this September 9, 2010.

Acting Comptroller of the Currency

Exhibit 3

  Comptroller of the Currency

  Administrator of National Banks

  Washington, DC 20219

CERTIFICATE OF FIDUCIARY POWERS

I, John Walsh, Acting Comptroller of the Currency, do hereby certify that:

1.  The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2.   “U.S. Bank National Association,” Cincinnati, Ohio, (Charter No. 24), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat.668, 12 U.S.C. 92 a, and that the authority so granted remains in full force and effect on the date of this Certificate.

    IN TESTIMONY WHERE OF, I have

    hereunto subscribed my name and caused

    my seal of office to be affixed to these

    presents at the Treasury Department, in the

    City of Washington and District of

    Columbia, this September 9, 2010.

Acting Comptroller of the Currency

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: July 13, 2011

By:
Raymond S. Haverstock
Vice President

Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

As of 3/31/2011

($000’s)

3/31/2011

Assets
Cash and Balances Due From	$13,798,547
Depository Institutions
Securities	58,784,508
Federal Funds	4,446,250
Loans & Lease Financing Receivables	188,553,195
Fixed Assets	5,071,554
Intangible Assets	13,223,551
Other Assets	22,091,641

Total Assets	$305,969,246

Liabilities
Deposits	$215,206,369
Fed Funds	8,615,219
Treasury Demand Notes	0
Trading Liabilities	579,986
Other Borrowed Money	34,076,282
Acceptances	0
Subordinated Notes and Debentures	7,760,721
Other Liabilities	7,772,817

Total Liabilities	$274,011,394

Equity
Minority Interest in Subsidiaries	$1,761,010
Common and Preferred Stock	18,200
Surplus	14,136,872
Undivided Profits	16,041,770

Total Equity Capital	$31,957,852

Total Liabilities and Equity Capital	$305,969,246